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                                                                  EXHIBIT 10.2.8

                            CASH MANAGEMENT AGREEMENT

                           Dated: as of June 25, 2004

                                      among

                                  THE BORROWERS
                      LISTED ON THE SIGNATURE PAGES HERETO,
                                  as Borrowers,

                      MERRILL LYNCH MORTGAGE LENDING, INC.

                                   as Lender,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Agent

                                       and

                LODGIAN MANAGEMENT CORP., a Delaware corporation,
                                   as Manager

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                            CASH MANAGEMENT AGREEMENT

            CASH MANAGEMENT AGREEMENT (this "AGREEMENT"), dated as of June 25, 2004, among the Borrowers listed on the signature pages hereto, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (each, a "BORROWER", and collectively, "BORROWERS"), WACHOVIA BANK, NATIONAL ASSOCIATION, having an address at 8739 Research Drive, URP4, Charlotte, North Carolina 28288-1075 ("AGENT"), MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation having an office at Four World Financial Center, New York, New York 10080 ("LENDER"), and LODGIAN MANAGEMENT CORP., a Delaware corporation, having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 ("MANAGER").

                              W I T N E S S E T H:

            WHEREAS, pursuant to a certain Loan and Security Agreement, dated as of the date hereof (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "LOAN AGREEMENT"), between the Borrowers and Lender, Lender has made a loan to the Borrowers in the principal amount of Sixty Three Million Eight Hundred and One Thousand and No/100 Dollars ($63,801,000.00) (the "LOAN"), which Loan is evidenced by a Promissory Note, dated as of the date hereof (together with all extensions, renewals, modifications, restatements, replacements, substitutions, by means of multiple notes or otherwise, and amendments thereof, collectively, the "NOTE"), made by the Borrowers, as makers, to Lender, as payee, and secured by, among other things, (i) those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents, Security Agreements and Fixture Filings, each dated as of the date hereof (together with all extensions, renewals, modifications, restatements, substitutions and amendments thereof, each a "SECURITY INSTRUMENT" and, collectively, the "SECURITY INSTRUMENTS"), each made by a Borrower for the benefit of Lender and covering the properties as more particularly described therein (collectively, the "PROPERTIES"), (ii) those certain Assignments of Leases and Rents, dated as of the date hereof (together with all extensions, renewals, modifications, restatements, substitutions and amendments thereof, collectively, the "ASSIGNMENT OF LEASES"), made by the applicable Borrower, as assignor, to Lender, as assignee, and (iii) the other Loan Documents (as defined in the Loan Agreement);

            WHEREAS, pursuant to the Security Instruments and the Assignment of Leases, the Borrowers have each granted to Lender a security interest in all of the Borrowers' right, title and interest in, to and under the Rents (as defined in the Security Instruments) and other revenues derived from and otherwise attributable or allocable to the Properties, and have assigned and conveyed to Lender all of the Borrowers' right, title and interest in, to and under the Operating Revenues due and to become due to each of the Borrowers or to which any of the Borrowers are now or may hereafter become entitled, arising out of the Property or any part or parts thereof;

            WHEREAS, the Borrowers and Manager have entered into Management Agreements with respect to the Properties pursuant to which Manager has agreed to manage the Properties; and

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            WHEREAS, Manager has agreed to subordinate any right, title and interest that Manager may have in and to the Operating Revenues and any other income and revenues from the Properties to the interests of Lender under the Loan Agreement and the Loan Documents; and

            WHEREAS, in order to fulfill all of the Borrowers' obligations under the Loan Agreement, the Borrowers and Manager have agreed that all Operating Revenues and other revenues from the Properties will be deposited directly into the Deposit Account or the Lock Box Account (as such terms are hereinafter defined), transferred to a Lock Box Account (if not deposited directly therein) established hereunder with Agent and allocated and/or disbursed in accordance with the terms and conditions hereof.

            NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            I.    DEFINITIONS

            Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement. As used herein, the following terms shall have the following definitions:

            "ACCOUNTS" shall mean, collectively, the Deposit Account, the Lock Box Account, the Sub-Accounts, the FF&E Reserve Account, any Loss Proceeds Account, and any other accounts pledged to Lender pursuant to this Agreement or any of the other Loan Documents.

            "AGENT" shall mean Wachovia Bank, National Association, as agent under this Agreement, together with its successors and assigns.

            "AGREEMENT" shall mean this Cash Management Agreement among the Borrowers, Manager, Agent and Lender, as amended, supplemented, restated or otherwise modified from time to time.

            "ALLOCABLE MEZZANINE SERVICING FEE" shall mean the Allocable Portion of the monthly Servicing Fee (as defined in the Mezzanine Loan Agreement) for which the Mezzanine Borrower is responsible pursuant to Section 2.11 of the Mezzanine Loan Agreement.

            "ALLOCABLE PORTION" as defined in the Loan Agreement.

            "APPROVED OPERATING BUDGET" shall mean, for any period, each Borrower's Operating Budget as approved or deemed approved by Lender from time to time in accordance with Section 5.1(D) of the Loan Agreement, setting forth such Borrower's reasonable estimate of Operating Revenues and Operating Expenses for the applicable Property for such period.

            "BORROWERS" as defined in the Preamble, together with their successors and permitted assigns.

            "BUSINESS INTERRUPTION INSURANCE" as defined in Section 2.1(d).

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            "CAPITAL IMPROVEMENT RESERVE SUB-ACCOUNT" as defined in Section
2.1(c).

            "CASH TRAP EVENT" as defined in Section 6.8 of the Loan Agreement.

            "CASH TRAP RESERVE SUB-ACCOUNT" as defined in Section 2.1(c).

            "COLLATERAL" as defined in Section 5.1.

            "CREDIT CARD COMPANIES" as defined in Section 2.2(a).

            "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER" as defined in
Section 2.2(a).

            "DEBT SERVICE SUB-ACCOUNT" as defined in Section 2.1(c).

            "DEPOSIT ACCOUNT" as defined in Section 2.1(a).

            "DEPOSIT ACCOUNT AGREEMENT" as defined in Section 2.1(a).

            "DEPOSIT BANK" as defined in Section 2.1(a).

            "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution, which account is either
(i) an account maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or is otherwise acceptable to the Rating Agencies.

            "ELIGIBLE BANK" shall mean a bank that satisfies the Rating
Criteria.

            "EXCESS CASH FLOW" means any and all amounts available for distribution in any calendar month after allocations and/or distribution of all amounts required to be allocated under Sections 3.3(a)(i) through (ix) hereof.

            "EXTRAORDINARY EXPENSES" shall mean any extraordinary Operating Expense or Capital Expenditure not set forth in the Approved Operating Budget then in effect for the Property.

            "EXTRAORDINARY RECEIPTS" shall mean any receipts of the Borrowers not included within the definition of Operating Revenues under the Loan Agreement, including, without limitation, receipts from litigation proceedings and tax certiorari proceedings.

            "EXTRAORDINARY RECEIPTS SUB-ACCOUNT" as defined in Section 2.1(e).

            "FF&E RESERVE ACCOUNT" as defined in Section 2.1(f).

            "HAZARDOUS MATERIALS REMEDIATION RESERVE SUB-ACCOUNT" as defined in
Section 2.1(c).

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            "IMPOSITIONS AND INSURANCE RESERVE SUB-ACCOUNT" as defined in
Section 2.1(c).

            "LENDER" shall mean Merrill Lynch Mortgage Lending, Inc., together with its successors and assigns.

            "LOCK BOX ACCOUNT" as defined in Section 2.1(b).

            "LOSS PROCEEDS ACCOUNT" as defined in Section 2.1(d).

            "MANAGER" shall mean Lodgian Management Corp., together with its successors and permitted assigns.

            "MEZZANINE BORROWER" as defined in the Loan Agreement.

            "MEZZANINE LENDER" as defined in the Loan Agreement.

            "MEZZANINE LOAN" as defined in the Loan Agreement.

            "MEZZANINE LOAN AGREEMENT" means that certain Mezzanine Loan Agreement dated as of the date hereof, between Mezzanine Lender and Mezzanine Borrower.

            "MEZZANINE LOAN DEBT SERVICE SUB-ACCOUNT" as defined in Section 2.1(c).

            "MEZZANINE SERVICER" means the Servicer as such term is defined in the Mezzanine Loan Agreement.

            "MINIMUM BALANCE" as defined in Section 2.1(g).

            "MINIMUM BALANCE SUB-ACCOUNT" as defined in Section 2.1(c).

            "MONTHLY DEBT SERVICE PAYMENT AMOUNT" shall mean the monthly payment of principal and interest on the Loan required to be paid on each Monthly Payment Date during the term of the Loan.

            "MONTHLY FF&E PAYMENT" shall mean the monthly deposit required to be made to the FF&E Reserve pursuant to Section 6.4 of the Loan Agreement for any month provided that if at the time of determination thereof the actual Operating Revenues utilized in calculating the Monthly FF&E Payment have not been determined for the prior calendar month (the "Measurement Month"), such calculation shall be based upon the Operating Revenues set forth for the Measurement Month in the applicable Operating Budget (the "Estimated Monthly FF&E Payment"), and, upon determination of the actual Operating Revenues for the Measurement Month, funds from the Lock Box Account in an amount equal to any deficit between the Estimated Monthly FF&E Payment and the Monthly FF&E Payment required to be allocated to the FF&E Reserve based upon the actual Operating Revenues for the Measurement Month, shall be allocated (or if funds available in the Lock Box Account and not otherwise required to be deposited in any other Sub-Account for the applicable month are not sufficient to cover such deficit, paid by the Borrowers) to the FF&E Reserve within five (5) Business Days of such

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determination. Any excess of the Estimated Monthly FF&E Payment allocated to the
FF&E Reserve for the applicable month over the Monthly FF&E Payment based upon the actual Operating Revenues for the Measurement Month shall be made available for allocation to the other Sub-Accounts or disbursed in accordance with Section 3.3(a) hereof.

            "MONTHLY IMPOSITIONS AND INSURANCE AMOUNT" shall mean the aggregate monthly deposit for Impositions and Insurance Premiums required to be paid pursuant to Section 6.3 of the Loan Agreement.

            "MONTHLY MEZZANINE DEBT SERVICE PAYMENT AMOUNT" shall mean the Allocable Portion of the monthly payment of principal and interest on the Mezzanine Loan required to be paid on each Monthly Payment Date to Mezzanine Lender.

            "MONTHLY OPERATING EXPENSE BUDGET AMOUNT" shall mean, with respect to each month, an amount equal to the Operating Expenses plus estimated sales, use, occupancy and similar taxes relating to the Properties (excluding therefrom Impositions, Insurance Premiums, FF&E expenditures, and management fees payable to any Manager that is an Affiliate of the Borrowers) set forth in the Approved Operating Budget for the applicable month of determination.

            "MONTHLY PAYMENT DATE" means the first (1st) day of each calendar month occurring during the term of the Loan (or if such day is not a Business Day, the immediately succeeding Business Day).

            "OPERATING EXPENSES" as defined in the Loan Agreement.

            "OPERATING EXPENSE SUB-ACCOUNT" as defined in Section 2.1(c).

            "OPERATING REVENUES" as defined in the Loan Agreement.

            "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by any Servicer, the trustee under any Securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the date on which the invested sums are required for payment of an obligation for which the related Sub-Account was created and meeting one of the appropriate standards set forth below:

                  (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause (i) must (A) have a predetermined

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      fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

                  (ii)  Federal Housing Administration debentures;

                  (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause (iii) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

                  (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial or, if higher, then current ratings assigned to any class of certificates or other securities issued in connection with any Securitization backed in whole or in part by the Loan (collectively the "CERTIFICATES"); provided, however, that the investments described in this clause (iv) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

                  (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial or, if higher, then current ratings assigned to any class of Certificates); provided, however, that the investments

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      described in this clause (v) must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have a "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) not be subject to liquidation prior to their maturity;

                  (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investments would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial or, if higher, then current ratings assigned to the Certificates) in its highest long-term unsecured debt rating category; provided, however, that the investments described in this clause (vi) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, (D) not be subject to liquidation prior to their maturity, and (E) if such investment has a maturity of (1) less than one month, have a long-term rating of at least "A2" by Moody's, (2) up to three months, have a long-term rating of at least "Aa" by Moody's,
      (3) up to six months, have a long-term rating of at least "Aa3" by Moody's, and (4) over six months, have a long-term rating of at least "Aaa" by Moody's;

                  (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial or, if higher, then current ratings assigned to any class of Certificates) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause (vii) must (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if rated by S&P, not have a "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, have an interest rate tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and
      (D) not be subject to liquidation prior to their maturity;

                  (viii) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and have the highest rating from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial or, if higher, then current ratings assigned to any class of Certificates) for money market funds or mutual funds; and

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                  (ix)  any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial or, if higher, then current ratings assigned to any class of Certificates by such Rating Agency;

provided, however, that such instrument continues to qualify as a "CASH FLOW INVESTMENT" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment; and provided, further, no obligation or security, other than an obligation or security constituting real estate assets, cash, cash items or Government securities pursuant to Code Section 856(c)(4)(A), shall be a Permitted Investment if the value of such obligation or security exceeds ten percent (10%) of the total value of the outstanding securities of any one issuer.

            "RATING CRITERIA" with respect to any Person, shall mean that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P, "P-1" by Moody's and "F-1" by Fitch, if deposits are held by such Person for a period of less than one month, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P (or "A" if the short-term unsecured debt obligations of such Person are rated at least "A-1"), "Aa3" by Moody's and "AA-" by Fitch, if deposits are held by such Person for a period of one month or more.

            "SERVICING FEE" shall mean the monthly Servicing Fee (as defined in the Loan Agreement) for which the Borrowers are responsible under Section 2.11 of the Loan Agreement.

            "SUB-ACCOUNTS" shall mean, collectively, the Debt Service Sub-Account, the Impositions and Insurance Reserve Sub-Account, the Mezzanine Loan Debt Service Sub-Account, the Capital Improvement Reserve Sub-Account, the Hazardous Materials Remediation Reserve Sub-Account, the Extraordinary Receipts Sub-Account, the Cash Trap Reserve Sub-Account, the Operating Expense Sub-Account, the Minimum Balance Sub-Account and any other sub-accounts of the Lock Box Account which may hereafter be established by Lender hereunder.

            "UCC" as defined in Section 5.1(a)(iv).

            II.   THE ACCOUNTS

            SECTION 2.1 ESTABLISHMENT OF DEPOSIT ACCOUNT, LOCK BOX ACCOUNT AND SUB-ACCOUNTS.

            (a) DEPOSIT ACCOUNT. On or before the Closing Date, one or more deposit accounts (collectively, the "DEPOSIT ACCOUNT") shall be established at the Borrowers' sole cost and expense with financial institutions approved by Lender (collectively, the "DEPOSIT BANK"), each pursuant to an agreement (collectively, the "DEPOSIT ACCOUNT AGREEMENT") in form and

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substance reasonably acceptable to Lender, executed and delivered by each
Borrower and the applicable Deposit Bank. Among other things, the Deposit Account Agreement shall provide that the Borrowers shall have no access to or control over the Deposit Account, and that all available funds on deposit in the Deposit Account shall be deposited by wire transfer (or transfer via the ACH System) on each Business Day by the Deposit Bank into the Lock Box Account.

            (b) LOCK BOX ACCOUNT. On or before the Closing Date, an Eligible Account shall be established with Agent for the purposes specified herein, which shall be entitled "Lock Box Account for the benefit of Merrill Lynch Mortgage Lending, Inc., its successors and assigns, as secured party" (said account, and any account replacing the same in accordance with this Agreement, the "LOCK BOX ACCOUNT"). The Lock Box Account shall be under the sole dominion and control of Lender and/or its designee, including any Servicer of the Loan, and the Borrowers shall have no rights to control or direct the investment or payment of funds therein except as may be expressly provided herein.

            Any amounts that Lender may hold in reserve pursuant to the Loan Agreement may be held by Lender in the Lock Box Account (including in a Sub-Account thereof) or may be held in another account or manner as specified in Articles VI or VII of the Loan Agreement.

            (c) SUB-ACCOUNTS OF THE LOCK BOX ACCOUNT. The Lock Box Account shall be deemed to contain, among others, the following Sub-Accounts (which may be maintained as separate ledger accounts):

                  (i) "DEBT SERVICE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing the amounts required for payments of principal and interest under the Loan and all other amounts then due under the Note and the Loan Agreement;

                  (ii) "IMPOSITION AND INSURANCE RESERVE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing the sums required to be deposited pursuant to Section 6.3 of the Loan Agreement;

                  (iii) "CAPITAL IMPROVEMENT RESERVE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing the sums required to be deposited pursuant to Section 6.5 of the Loan Agreement;

                  (iv) "HAZARDOUS MATERIALS REMEDIATION RESERVE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing sums required to be deposited pursuant to Section 6.6 of the Loan Agreement;

                  (v) "MEZZANINE LOAN DEBT SERVICE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing the amounts required for payments of the Monthly Mezzanine Debt Service Payment Amount;

                  (vi) "CASH TRAP RESERVE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing Excess Cash Flow when required to be deposited pursuant to Section 6.8 of the Loan Agreement;

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                  (vii) "OPERATING EXPENSE SUB-ACCOUNT" shall mean the
      Sub-Account established for the purpose of depositing the Monthly Operating Expense Budget Amount, Extraordinary Expenses approved by Lender, if any, and fees due to the Manager; and

                  (viii) "MINIMUM BALANCE SUB-ACCOUNT" shall mean the Sub-Account established for the purpose of depositing and maintaining the Minimum Balance as and to the extent required under Section 2.1(g) hereof..

            (d) If the proceeds of any business interruption or rent loss insurance maintained under Section 5.4 of the Loan Agreement (any such insurance, "BUSINESS INTERRUPTION INSURANCE") paid upon the occurrence of any fire or casualty to any Property shall be paid in a lump sum (rather than on a monthly basis), the Borrowers and Lender shall establish a separate Eligible Account with Agent hereunder entitled "Loss Proceeds Account for the benefit of Merrill Lynch Mortgage Lending, Inc., its successors and assigns, as secured party" (said account, the "LOSS PROCEEDS ACCOUNT") for deposit of such Business Interruption Insurance proceeds and such proceeds shall be held, allocated and disbursed in accordance with the terms and conditions hereof and of the Loan Agreement. The Loss Proceeds Account shall be under the sole dominion and control of Lender and/or its designee, including any Servicer of the Loan, and the Borrowers shall have no rights to control or direct the investment or payment of funds therein except as expressly provided herein.

            (e) If any Extraordinary Receipts are received by any Borrower, such amounts shall be paid to the Lock Box Account to be retained in a subaccount thereof (the "EXTRAORDINARY RECEIPTS SUB-ACCOUNT"). Amounts held in the Extraordinary Receipts Sub-Account shall be disbursed to the Lock Box Account and allocated and distributed in accordance with Section 3.3 upon receipt by Lender of evidence reasonably satisfactory to Lender that (x) with respect to Extraordinary Receipts received in connection with any pending litigation, action, or similar matter, such action has been concluded in favor of the Borrowers and no appeal has been timely filed within the applicable appeal period, (y) with respect to Extraordinary Receipts received with respect to work at, or other conditions with respect to, any of the Properties, the item of work or other condition has been completed or corrected and paid for to the reasonable satisfaction of Lender, and (z) with respect to Extraordinary Receipts received in any other circumstance, the Borrowers are not liable directly, or indirectly, to refund or repay any such amounts; provided however, all Extraordinary Receipts with respect to lease termination payments, advance booking terminations, and similar payments or fees, shall be retained in the Extraordinary Receipts Sub-Account and disbursed in equal monthly installments during the period of time for which such payments relate in accordance with
Section 3.3. The Extraordinary Receipts Sub-Account shall be under the sole dominion and control of Lender and/or its designee, including any Servicer of the Loan, and the Borrowers shall have no rights to control or direct the investment or payment of funds therein except as expressly provided herein.

            (f) On or before the Closing Date, the Borrowers shall establish a separate Eligible Account hereunder entitled "FF&E Reserve Account for the benefit of Merrill Lynch Mortgage Lending, Inc., its successors and assigns, as secured party" (said account, the "FF&E RESERVE ACCOUNT") with Agent for the purpose of depositing Monthly FF&E Reserve Payments

Cash Management Agreement (FX1)
pursuant to Section 6.4 of the Loan Agreement, to be held, allocated and disbursed in accordance with the terms and conditions hereof and of the Loan Agreement. The FF&E Reserve Account shall be under the sole dominion and control of Lender and/or its designee, including any Servicer of the Loan, and the Borrowers shall have no rights to control or direct the investment or payment of funds therein except as expressly provided herein and in the Loan Agreement. Notwithstanding the foregoing, the Borrowers shall, in accordance with the terms of this Agreement and the Loan Agreement, have access to and the right to withdraw funds held in the FF&E Reserve Account on or prior to (x) the occurrence and during the continuance of an Event of Default, or (y) the failure of the Borrowers or Manager to comply with the reporting requirements set forth in Section 5.1(A)(v) of the Loan Agreement, at which time Agent, upon receipt of notice from Lender, shall (i) cease to honor checks drawn by Manager or any Borrower on the FF&E Reserve Account, (ii) cease to disburse funds from the FF&E Reserve Account to either the Manager or the Borrowers except in accordance with written instructions received from Lender, and (iii) deposit the amounts in the FF&E Reserve Account, together with any funds from time to time held or deposited or received into the FF&E Reserve Account, in accordance with Lender's instructions from time to time on the day such instructions are received, if such instructions are received prior to 12:00 p.m. on such day, or, if received after 12:00 p.m., on the following Business Day. Neither the Borrowers nor Manager shall withdraw any funds from the FF&E Reserve Account in violation of this Agreement or the Loan Agreement.

            (g) Upon the occurrence and during the continuance of a Cash Trap Event or an Event of Default, the Borrowers shall be required to deposit, from and at the time of the allocations from the Lock Box Account pursuant to Section 3.3(a)(ix) hereof, and maintain in the Minimum Balance Sub-Account an amount equal to $50,000 (the "MINIMUM BALANCE"). In the event that, during the continuance of a Cash Trap Event, funds available in a Deposit Account are insufficient to pay the amount of any checks deposited into such Deposit Account which are returned for insufficient or uncollected funds (collectively "CHARGEBACKS"), and such Chargebacks are required to be paid by the applicable Borrower to the applicable Deposit Account Bank pursuant to the terms of the applicable Deposit Account Agreement, provided that no Event of Default exists, funds shall be made available from the Minimum Balance Sub-Account to the applicable Borrower to pay the amount of such Chargebacks due to such Deposit Account Bank (or to reimburse the applicable Borrower for any such amounts as may have been previously paid by or on behalf of such Borrower from other funds on account of any Chargebacks at a time when insufficient amounts were available therefor in the Minimum Balance Sub-Account) promptly after delivery to Lender of evidence reasonably satisfactory to Lender that such amounts are due (or have been paid by or on behalf of the applicable Borrower). In the event that during a Cash Trap Event, as a result of any such disbursement or otherwise, the Minimum Balance Sub-Account shall contain less than the Minimum Balance, the Borrowers shall be required to deposit such deficiency from and at the time of allocations from the Lock Box Account pursuant to Section 3.3(a)(ix) hereof.

            SECTION 2.2 DEPOSITS INTO ACCOUNTS. The Borrowers and Manager represent, warrant and covenant that:

            (a) Each Borrower and Manager shall cause all Operating Revenues and other income and revenues received by such Borrower or Manager to be deposited directly into the

Cash Management Agreement (FX1)

Deposit Account for each applicable Property. The Borrowers shall obtain an agreement (each, a "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER") from each of the Persons paying or disbursing credit card receivables (each, a "CREDIT CARD COMPANY" and collectively, the "CREDIT CARD COMPANIES"), in substantially the form of EXHIBIT A attached hereto or as otherwise approved by Lender in its reasonable discretion, pursuant to which the Credit Card Companies agree to pay all credit card receivables for the Properties directly into the Lock Box Account, and acknowledge and agree that Lender shall have a first priority perfected security interest in such credit card receivables. Pursuant to the Deposit Account Agreement, all available funds on deposit in the applicable Deposit Account shall be deposited directly by the Deposit Bank into the Lock Box Account by wire transfer on each Business Day.

            (b) If any Borrower or Manager receives any Operating Revenues or other income or revenues from any Property, or any Extraordinary Receipts, then such receipt shall not constitute a Default provided (i) such amounts shall be deemed to be Collateral and shall be held in trust for the benefit, and as the property, of Lender, and (ii) such Borrower or Manager shall deposit such amounts into the applicable Deposit Account within two (2) Business Days of receipt.

            (c) Without the prior written consent of Lender, which shall not be unreasonably withheld, delayed or conditioned, neither the Borrowers nor Manager shall (i) terminate, amend, revoke or modify any Credit Card Receivables Payment Direction Letter in any manner whatsoever, or (ii) direct or cause any Credit Card Company to pay any amount in any manner other than as provided in the related Credit Card Receivables Payment Direction Letter, unless a replacement Credit Card Receivables Payment Direction Letter in form reasonably acceptable to Lender is executed and delivered to Lender by any proposed replacement Credit Card Company prior to termination of the then effective Credit Card Receivables Payment Direction Letter.

            (d) Each Borrower and Manager shall also cause the proceeds of any Business Interruption Insurance to be deposited directly into the Lock Box Account as same are paid (or, if any such proceeds are received by such Borrower or Manager, same shall be deposited into the Lock Box Account within two (2) Business Days after receipt thereof) and such proceeds shall be allocated and disbursed in accordance with Section 3.3 hereof. If the proceeds of any such Business Interruption Insurance are paid in a lump sum, such proceeds shall be deposited into the Loss Proceeds Account. Agent shall cause monthly amounts to be transferred from the Loss Proceeds Account to the Lock Box Account as directed by Lender (based upon a ratable allocation of such proceeds over the casualty restoration period as reasonably determined by Lender) on the first
(1st) Business Day of each calendar month during the period of restoration of the Property, and after transfer of same to the Lock Box Account, such amounts shall be allocated and disbursed in accordance with Section 3.3 hereof.

            SECTION 2.3 ACCOUNT NAME. The Accounts shall each be in the names set forth herein; provided, however, that if Lender transfers or assigns the Loan, Agent, at Lender's request (with respect to the Accounts other than the Deposit Account), and each Deposit Bank (with respect to its Deposit Account) shall change the name of each Account to the name of the transferee or assignee. If Lender retains a Servicer to service the Loan, Agent, at Lender's request, shall change the name of each Account to the name of Servicer, as agent for Lender.

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Cash Management Agreement (FX1)

            SECTION 2.4 ELIGIBLE ACCOUNTS/CHARACTERIZATION OF ACCOUNTS. The Borrowers and Agent shall maintain each Account (other than the Deposit Account) as an Eligible Account. Each Account (other than the Deposit Account) is and shall be treated as a "SECURITIES ACCOUNT" as such term is defined in Section 8-501(a) of the UCC. Agent hereby agrees that each item of property (whether investment property, financial asset, securities, securities entitlement, instrument, cash or other property) credited to each Account shall be treated as a "FINANCIAL ASSET" within the meaning of Section 8-102(a)(9) of the UCC. Agent shall, subject to the terms of this Agreement, treat Lender as entitled to exercise the rights that comprise any financial asset credited to each Account. All securities or other property underlying any financial assets credited to each Account (other than cash) shall be registered in the name of Agent, indorsed to Agent or in blank or credited to another securities account maintained in the name of Agent and in no case will any financial asset credited to any Account be registered in the name of any Borrower, payable to the order of any Borrower or specially indorsed to any Borrower.

            SECTION 2.5 PERMITTED INVESTMENTS. Sums on deposit in the Accounts may, at the Borrowers' election, be invested in Permitted Investments, provided that, notwithstanding the foregoing, in no event will funds in the Deposit Account be subject to any investment. Except during the existence of any Event of Default, the Borrowers shall have the right to direct Agent to invest sums on deposit in the Accounts in Permitted Investments. After an Event of Default and during the continuance thereof, Lender may direct Agent to invest sums on deposit in the Accounts in Permitted Investments as Lender shall determine in its sole discretion. The Borrowers hereby irrevocably authorize and direct Agent to apply any income earned from Permitted Investments to the respective Accounts. The amount of actual losses sustained on a liquidation of a Permitted Investment shall be deposited into the Lock Box Account by the Borrowers no later than three (3) Business Days following such liquidation. The Borrowers shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. The Accounts shall be assigned the federal tax identification number of the applicable Borrowers, which numbers are set forth on the signature page hereof. Any interest, dividends or other earnings which may accrue on the Accounts shall be added to the balance in the applicable Account and allocated and/or disbursed in accordance with the terms hereof.

            III.  DEPOSITS

            SECTION 3.1 INITIAL DEPOSITS.

            (a) The Borrowers shall deposit in the Debt Service Sub-Account on the date hereof the amount of $69,936.53.

            (b) The Borrowers shall deposit in the Impositions and Insurance Reserve Sub-Account on the date hereof the amount of $1,235,704.81.

            (c) The Borrowers shall deposit in the Hazardous Materials Remediation Reserve Sub-Account on the date hereof the amount of $1,612.50.

Cash Management Agreement (FX1)

            (d) The Borrowers shall deposit in the FF&E Reserve Account on the date hereof the amount of $0.00.

            (e) The Borrowers shall deposit in the Capital Improvement Reserve Sub-Account on the date hereof the amount of $2,985,668.00.

            SECTION 3.2 ADDITIONAL DEPOSITS. The Borrowers shall make such additional deposits into the Accounts as may be required by the Loan Agreement.

            SECTION 3.3 ALLOCATION OF FUNDS FROM THE LOCK BOX ACCOUNT.

            (a) At any time other than after the occurrence and during the continuance of an Event of Default, Agent shall allocate and deposit, as applicable, all available funds on deposit in the Lock Box Account on each Business Day of each calendar month (or such other period of time as set forth below) in the following amounts and order of priority:

                  (i) First, to the Impositions and Insurance Reserve Sub-Account, the Monthly Impositions and Insurance Amount for the next Monthly Payment Date;

                  (ii) Second, (A) to the Agent, as Servicer, the monthly Servicing Fee on the Loan, and then (B) to the Debt Service Sub-Account, the Monthly Debt Service Payment Amount due under the Loan Agreement for the next Monthly Payment Date;

                  (iii) Third, to the FF&E Reserve Account, the Monthly FF&E Payment for the next Monthly Payment Date;

                  (iv) Fourth, to the Operating Expense Sub-Account, funds sufficient to pay the Monthly Operating Expense Budget Amount for the next calendar Month;

                  (v) Fifth, to the Operating Expense Sub-Account, funds in an amount necessary to pay Extraordinary Expenses approved by Lender, if any;

                  (vi) Sixth, to the Operating Expense Sub-Account, subject to the terms and conditions of the Assignment of Management Agreement, any management fees due and owing to Manager which have not previously been paid to Manager, together with any fees payable to Manager for the next calendar month pursuant to the Management Agreement not otherwise paid pursuant to (iv) above;

                  (vii) Seventh, to the Debt Service Sub-Account any late payment charges, default interest, and any other amounts (other than interest and principal paid pursuant to (ii) above) then due and owing under the Loan Agreement;

                  (viii) Eighth, for so long as the Mezzanine Loan is outstanding, (A) to the Mezzanine Servicer, the monthly Allocable Mezzanine Servicing Fee, and then (B) to the Mezzanine Loan Debt Service Sub-Account, an amount equal to the Monthly Mezzanine Debt Service Payment Amount due for the next Monthly Payment Date under the Mezzanine Loan Agreement;

Cash Management Agreement (FX1)

                  (ix) Ninth, if a Cash Trap Event shall have occurred and is continuing and the balance then held in the Minimum Balance SubAccount is less than the Minimum Balance, to the Minimum Balance Sub-Account until such Sub-Account contains the Minimum Balance;

                  (x) Tenth, if a Cash Trap Event shall have occurred and is continuing, any amounts remaining in the Lock Box Account after deposits for items (i) through (ix) above shall be deposited into the Cash Trap Reserve Sub-Account; and

                  (xi) Eleventh, if no Cash Trap Event shall have occurred and is continuing, any amounts remaining in the Lock Box Account after deposits for items (i) through (viii) above shall be paid to, or as directed by, the Borrowers.

            (b) If there are insufficient funds in the Lock Box Account for the deposits required by Sections 3.3(a)(i) through (iii) and (vii) above, the Borrowers shall deposit such deficiency into the Lock Box Account on or before the applicable Monthly Payment Date. Except as expressly provided in Section 6.8 of the Loan Agreement, under no circumstances shall Lender be required to utilize the Cash Trap Reserve or funds in any other Sub-Account to cure any deficiencies in any other Sub-Accounts. The deposit by the Borrowers of any such deficiency pursuant to this Section 3.3(b) shall satisfy the obligation of the Borrowers to make the related deposit under the Loan Agreement.

            (c) The Borrowers shall use, or caused to be used, all disbursements made to it under Sections 3.3(a)(iv) and (v) solely to pay Operating Expenses in accordance with the Approved Operating Budget and to pay Extraordinary Expenses for which Lender has approved disbursements under Section 3.3(a)(v) above.

            (d) Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make any disbursement from the Lock Box Account (under Sections 3.3(a)(iv) and (v) or otherwise) to pay for any costs or expenses (including legal fees) in connection with any dispute or defense of the Borrowers under any of the Loan Documents.

            (e)   Upon the expiration of a Cash Trap Event in accordance with
Section 6.8 of the Loan Agreement, any funds remaining in the Cash Trap Reserve Sub-Account and in the Minimum Balance Sub-Account will be disbursed pursuant to
Section 6.8 of the Loan Agreement.

            (f) Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, all funds on deposit in the Lock Box Account, the Sub-Accounts, the FF&E Reserve Account, and any Loss Proceeds Account shall be disbursed to or as directed by Lender, it being agreed that application of any such amounts shall be in Lender's sole discretion and shall not be subject to the terms of Section 3.3(a) hereof.

            (g) Except as otherwise agreed to by Lender in writing, no funds shall be withdrawn from the FF&E Reserve Account other than in accordance with the CapEx/FF&E Budget.

Cash Management Agreement (FX1)

            SECTION 3.4 DISBURSEMENTS FOR OPERATING EXPENSE AMOUNTS. The Borrowers shall provide on a monthly basis (a) a reasonably detailed explanation of any variances of ten percent (10%) or more between budgeted (as set forth in the Approved Operating Budget) and actual Operating Expense amounts for any month in the aggregate, and (b) with respect to any individual item with a cost of $10,000 or more and not otherwise covered by the Approved Operating Budget, all invoices or other backup requested by Lender to substantiate the amount disbursed to the Borrowers pursuant to Section 3.3(a)(iv) and (v).

            IV.   PAYMENT OF FUNDS FROM SUB-ACCOUNTS

            SECTION 4.1 PAYMENTS FROM SUB-ACCOUNTS.

            (a) Impositions and Insurance Reserve Sub-Account. Lender shall have the right to withdraw amounts on deposit in the Impositions and Insurance Reserve Sub-Account to pay (or reimburse any Borrower for repayment of) Impositions and Insurance Premiums in accordance with the Loan Agreement.

            (b) Debt Service Sub-Account. Lender shall have the right to withdraw amounts from the Debt Service Sub-Account to pay: (i) default interest and late charges, if any, and any amounts then due and payable under the Note and the Loan Agreement, and (ii) the Monthly Debt Service Payment Amount on each Monthly Payment Date on which same are due and payable under the Loan Agreement.

            (c) Operating Expense Sub-Account. Funds deposited into the Operating Expense Sub-Account pursuant to Sections 3.3(a)(iv) through (vi) shall be distributed to the Borrowers on each Business Day.

            (d) Mezzanine Loan Debt Service Sub-Account. On each Monthly Payment Date, all funds held in the Mezzanine Loan Debt Service Sub-Account shall be distributed to Mezzanine Lender, and such distribution shall be deemed to have been distributed by the Borrowers to the Mezzanine Borrowers and shall be applied by Mezzanine Borrowers to the obligations under the Mezzanine Loan Agreement.

            (e) Distributions to the Borrowers. Following the date in each month that Borrower has made all required deposits pursuant to Section 3.3(i) through (viii), to the extent that Excess Cash Flow is to be distributed to the Borrowers pursuant to Section 3.3(a)(xi) above, such funds shall be distributed to the Borrowers on each Business Day.

            (f) FF&E Reserve Account. Distributions from the FF&E Reserve Account will be made in accordance with Section 2.1(f).

            (g) Minimum Balance Sub-Account. Distributions from the Minimum Balance Sub-Account will be made in accordance with Section 2.1(g).

            SECTION 4.2 REQUESTS FOR WITHDRAWALS FROM THE HAZARDOUS MATERIALS REMEDIATION RESERVE SUB-ACCOUNT AND CAPITAL IMPROVEMENT RESERVE SUB-ACCOUNT. Agent shall disburse funds on deposit in the Hazardous Materials Remediation Reserve Sub-Account and the Capital Improvement Reserve Sub-Account within five
(5) Business Days after written

Cash Management Agreement (FX1)
request made from time to time (but not more often than twice per calendar month) by the Borrowers in accordance with the terms and conditions of Section
6.7 of the Loan Agreement.

            SECTION 4.3 SOLE DOMINION AND CONTROL. The Borrowers and Manager acknowledge and agree that the Accounts are subject to the sole dominion, control and discretion of Lender, its authorized agents or designees, including Agent, subject to the terms hereof and the Loan Agreement. Neither the Borrowers nor Manager shall have any right of withdrawal with respect to any Account except, subject to the terms and conditions hereof and the Loan Agreement, the FF&E Reserve Account. Agent shall have the right and agrees to comply with the instructions of Lender with respect to the Accounts without the further consent of the Borrowers or Manager. Agent shall comply with all "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) and instructions originated by Lender without further consent by the Borrowers or any other Person.

            V.    PLEDGE OF ACCOUNTS

            SECTION 5.1 SECURITY FOR OBLIGATIONS. (a) To secure the full and punctual payment and performance of all Obligations of the Borrowers under the Loan Agreement, the Note, the Security Instruments, this Agreement and all other Loan Documents, the Borrowers hereby grant to Lender a first priority continuing security interest in and to the following property of the Borrowers, whether now owned or existing or hereafter acquired or arising and regardless of where located (all of the same, collectively, the "COLLATERAL"):

                  (i) the Deposit Account, the Lock Box Account, each of the Sub-Accounts, the FF&E Reserve Account, any Loss Proceeds Account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Lock Box Account, each of the Sub-Accounts, any Loss Proceeds Account and the FF&E Reserve Account, including, without limitation, all deposits or wire transfers made to the Deposit Account, the Lock Box Account, each of the Sub-Accounts, the FF&E Reserve Account, and any Loss Proceeds Account;

                  (ii)  any and all amounts invested in Permitted Investments;

                  (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and

                  (iv) to the extent not covered by clauses (i), (ii) or (iii) above, all "proceeds" (as defined under the Uniform Commercial Code as in effect in the State of New York (the "UCC")) of any or all of the foregoing.

            (b) Lender and Agent, as agent for Lender, shall have with respect to the Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the UCC, as if such rights and remedies were fully set forth herein.

            SECTION 5.2 RIGHTS ON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Lender shall promptly notify Agent of such Event of Default

Cash Management Agreement (FX1)
and, without notice from Lender, (a) the Borrowers shall have no further right in respect of (including, without limitation, the right to instruct Lender or Agent to transfer from) the Accounts, (b) Lender may direct Agent to liquidate and transfer any amounts then invested in Permitted Investments to the Accounts or reinvest such amounts in other Permitted Investments as Lender may reasonably determine is necessary to perfect or protect any security interest granted or purported to be granted hereby or to enable Agent, as agent for Lender, or Lender to exercise and enforce Lender's rights and remedies hereunder with respect to any Collateral, and (c) Lender may apply any Collateral to any Obligations in such order of priority as Lender may determine. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Obligations in such priority and proportions as Lender in its discretion shall deem proper.

            SECTION 5.3 FINANCING STATEMENT; FURTHER ASSURANCES. Simultaneously herewith, the Borrowers shall deliver to Lender for filing a financing statement or statements in connection with the Collateral in the form reasonably required by Lender to properly perfect Lender's security interest therein to the extent a security interest in the Collateral may also be perfected by filing. The Borrowers agree that at any time and from time to time, at the expense of the Borrowers, the Borrowers will promptly execute and deliver all further instruments and documents, and take all further actions, that may be reasonably necessary, or that Agent or Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Agent or Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. In the event of any change in name, identity or structure of any Borrower, such Borrower shall notify Lender thereof and promptly after Lender's reasonable request shall file and record, or deliver to Lender, such UCC financing statements (if any) as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional UCC financing or continuation statements, the Borrowers shall, promptly after request, execute, if necessary, file and record such UCC financing or continuation statements as Lender shall deem reasonably necessary, and shall pay all reasonable expenses and fees in connection with the filing and recording thereof.

            SECTION 5.4 TERMINATION OF AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon payment and performance in full of the Obligations, this Agreement shall terminate and the Borrowers shall be entitled to the return, at their expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, and Agent and/or Lender shall execute such instruments and documents as may be reasonably requested by the Borrowers to evidence such termination and the release of the lien hereof including, without limitation, letters to Credit Card Companies, as applicable, prepared by the Borrowers and reasonably acceptable to Lender rescinding the instructions set forth in the Credit Card Receivables Payment Direction Letter and UCC-3 termination statements.

Cash Management Agreement (FX1)

            VI.   RIGHTS AND DUTIES OF LENDER AND AGENT

            SECTION 6.1 REASONABLE CARE. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, neither Agent nor Lender shall have any duty as to any Collateral in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any Person or otherwise with respect thereto. Agent and Lender each shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Agent or Lender accords its own property, it being understood that Agent and/or Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in value thereof, by reason of the act or omission of Agent or Lender, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from such Person's gross negligence or willful misconduct, provided that nothing in this Article VI shall be deemed to relieve Agent from the duties and standard of care which, as a commercial bank, it generally owes to depositors. Neither Lender nor Agent shall have any liability for any loss resulting from the investment of funds in Permitted Investments in accordance with the terms and conditions of this Agreement.

            SECTION 6.2 INDEMNITY. Agent, in its capacity as agent hereunder, shall be responsible for the performance only of such duties as are specifically set forth herein, and no duty shall be implied from any provision hereof. Agent shall not be under any obligation or duty to perform any act which would involve it in expense or liability or to institute or defend any suit in respect hereof, or to advance any of its own monies. The Borrowers shall indemnify and hold Agent and Lender, their respective employees, officers, directors and agents harmless from and against any loss, liability, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Agent or Lender in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from such Person's gross negligence or willful misconduct. The foregoing indemnity shall survive the termination of this Agreement and the resignation and removal of Agent.

            SECTION 6.3 RELIANCE. Agent shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper, document or signature believed by it to be genuine, and it may be assumed that any person purporting to act on behalf of any Person giving any of the foregoing in connection with the provisions hereof has been duly authorized to do so. Agent may consult with legal counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith. Agent shall not be liable for any act or omission done or omitted to be done by Agent in reliance upon any instruction, direction or certification received by Agent and without gross negligence or willful or reckless misconduct. Agent shall be entitled to execute any of the powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided, however, that the execution of such powers by any such agents or attorneys shall not diminish, or relieve Agent for, responsibility therefor to the same degree as if Agent itself had executed such powers.

Cash Management Agreement (FX1)

            SECTION 6.4 RESIGNATION OF AGENT.

            (a) Agent shall have the right to resign as Agent hereunder upon sixty (60) days' prior written notice to the Borrowers and Lender, and in the event of such resignation, the Borrowers shall appoint a successor Agent which must be an Eligible Bank. No such resignation by Agent shall become effective until a successor Agent shall have accepted such appointment and executed an instrument by which it shall have assumed all of the rights and obligations of Agent hereunder. If no such successor Agent is appointed within sixty (60) days after receipt of the resigning Agent's notice of resignation, the resigning Agent may petition a court for the appointment of a successor Agent.

            (b) In connection with any resignation by Agent, (i) the resigning Agent shall, (A) duly assign, transfer and deliver to the successor Agent this Agreement and all cash and Permitted Investments held by it hereunder, (B) deliver such financing statements and execute and deliver such other instruments prepared by the Borrowers and reasonably approved by Lender or prepared by Lender as may be reasonably necessary to assign to the successor Agent, as agent for Lender, any security interest in the Collateral existing in favor of the retiring Agent hereunder and to otherwise give effect to such succession and (C) take such other actions as may be reasonably required by Lender or the successor Agent in connection with the foregoing and (ii) the successor Agent shall establish in Lender's name, as secured party, cash collateral accounts, which shall become the Accounts for purposes of this Agreement upon the succession of such Agent, and which Accounts shall also be "securities accounts" within the meaning of the UCC.

            (c) Lender at its sole discretion shall have the right, upon thirty (30) days notice to Agent, to substitute Agent with a successor Agent that satisfies the requirements of an Eligible Bank or to have one or more of the Accounts held by another Eligible Bank, provided that such successor Agent shall perform the duties of Agent pursuant to the terms of this Agreement.

            SECTION 6.5 LENDER APPOINTED ATTORNEY-IN-FACT. The Borrowers hereby irrevocably constitute and appoint Lender as the Borrowers' true and lawful attorney-in-fact, coupled with an interest and with full power of substitution, to exercise and enforce every right, power, remedy, option and privilege of the Borrowers with respect to the Collateral, and do in the name, place and stead of the Borrowers, all such acts, things and deeds for and on behalf of and in the name of the Borrowers, which the Borrowers are required to do hereunder or under the other Loan Documents or which Agent or Lender may reasonably deem necessary to more fully vest in Lender the rights and remedies provided for herein and to accomplish the purposes of this Agreement including, without limitation, the filing of any UCC financing statements or continuation statements in appropriate public filing offices on behalf of the Borrowers, in any of the foregoing cases, upon the Borrowers' failure to take any of the foregoing actions within ten (10) days after notice from Lender. The foregoing powers of attorney are irrevocable and coupled with an interest. If any Borrower fails to perform any agreement herein contained and such failure shall continue for ten (10) days after notice of such failure is given to such Borrower, Lender may perform or cause performance of any such agreement, and any reasonable expenses of Lender and Agent in connection therewith shall be paid by the Borrowers.

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Cash Management Agreement (FX1)

            SECTION 6.6 ACKNOWLEDGMENT OF LIEN/OFFSET RIGHTS. Agent hereby acknowledges and agrees with respect to the Accounts that (a) the Accounts shall be held by Agent in the names set forth herein, (b) all funds held in the Accounts shall be held for the benefit of Lender, (c) the Borrowers have granted to Lender a first priority security interest in the Collateral, (d) Agent shall not disburse any funds from the Accounts except as provided herein, and (e) Agent shall invest and reinvest any balance of the Accounts in Permitted Investments in accordance with Section 2.5 hereof. Agent hereby waives any right of offset, banker's lien or similar rights against, or any assignment, security interest or other interest in, the Collateral.

            SECTION 6.7 REPORTING PROCEDURES.

            Agent shall provide the Borrowers and Lender with a record of all checks and any other items deposited to the Lock Box Account or processed for collection. Agent shall send a daily credit advice to the Borrowers and Manager, which credit advice shall specify the amount of each receipt deposited into each Account on such date. Agent shall send a monthly report to the Borrowers, Manager and Lender, which monthly report shall specify the credits and charges to the Accounts for the previous calendar month. Agent shall, at the request of Lender, establish Lender and its designated Servicer, and the Borrowers, as users of Agent's electronic data transfer system in accordance with Agent's standard procedures; provided that, the Borrowers' access shall be limited to information services and shall under no circumstances provide the Borrowers with transaction rights in any such account. Upon request of Lender or its designated Servicer, (i) Agent shall send to Lender or its designated Servicer, as applicable, either (x) copies of the daily credit advices and any other advices or reports furnished by Agent to the Borrowers and/or Manager hereunder or (y) information on Account balances, to the extent said balances in the Accounts have changed from the previous report, the aggregate amount of withdrawals from the Accounts and other similar information via the electronic data transfer system or facsimile transmission on a daily basis, and (ii) Agent shall advise Lender or its designated Servicer, as applicable, of the amount of available funds in the Accounts and shall deliver to Lender or its designated Servicer copies of all statements and other information concerning the Accounts, to the extent that the balances in the Accounts have changed from the previous report, as Lender or its designated Servicer shall reasonably request. In the event Agent shall resign as Agent hereunder, Agent shall provide the Borrowers with a final written accounting, including closing statements, with respect to the Accounts within thirty (30) days of resignation.

            VII.  REMEDIES

            SECTION 7.1 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Lender or Agent at the direction of Lender, as agent for Lender, may:

            (a) without notice to the Borrowers, except as required by law, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Obligations or any part thereof, including, without limitation, reasonable costs and expenses set forth in
Section 8.4 hereof;

            (b) in its sole discretion, at any time and from time to time, exercise any and all rights and remedies available to it under this Agreement, and/or as a secured party under the UCC and/or under any other applicable law or in equity; and

Cash Management Agreement (FX1)

            (c) demand, collect, take possession of, receive, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any portion thereof) as Lender may determine in its sole discretion.

            SECTION 7.2 WAIVER. The Borrowers hereby expressly waive, to the fullest extent permitted by law, presentment, demand, protest or any notice of any kind in connection with this Agreement or the Collateral. The Borrowers acknowledge and agree that ten (10) days' prior written notice of the time and place of any public sale of the Collateral or any other intended disposition thereof shall be reasonable and sufficient notice to the Borrowers within the meaning of the UCC.

            VIII. MISCELLANEOUS

            SECTION 8.1 TRANSFERS AND OTHER LIENS. Each Borrower agrees that it will not (i) sell or otherwise dispose of any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to all or any of the Collateral, except for the Lien granted under this Agreement.

            SECTION 8.2 LENDER'S RIGHT TO PERFORM BORROWER'S OBLIGATIONS; NO LIABILITY OF LENDER. If any Borrower fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period ten
(10) Business Days after such Borrower's receipt of written notice thereof from Lender, Lender may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Lender incurred in connection therewith shall be payable by the Borrowers to Lender. Notwithstanding Lender's right to perform certain obligations of the Borrowers, it is acknowledged and agreed that the Borrowers retain control of the Property and operation thereof and notwithstanding anything contained herein or Agent's or Lender's exercise of any of its rights or remedies hereunder, under the Loan Documents or otherwise at law or in equity, neither Agent nor Lender shall be deemed to be a mortgagee-in-possession nor shall Lender be subject to any liability with respect to the Property or otherwise based upon any claim of lender liability except as a result of Lender's gross negligence or willful misconduct.

            SECTION 8.3 NO WAIVER. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Agent or Lender in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent and/or Lender hereunder or by law may be exercised by Agent and/or Lender at any time and from time to time, and as often as Agent and/or Lender may deem it expedient. Any and all of Agent's and/or Lender's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and the Borrowers shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding of the Borrowers under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Agent and/or Lender in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by

Cash Management Agreement (FX1)

Agent and/or Lender in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon the Borrowers by Agent and/or Lender, shall constitute a waiver thereof, or limit, impair or prejudice Agent's and/or Lender's right, without notice or demand, to take any action against the Borrowers or to exercise any other power of sale, option or any other right or remedy.

            SECTION 8.4 EXPENSES. Agent shall be entitled to deduct from the Lock Box Account for its own account the monthly Servicing Fee for which the Borrowers are responsible pursuant to Section 2.11 of the Loan Agreement prior to making any disbursements pursuant to Section 3.3(a)(ii) hereof, and, for so long as the Mezzanine Loan is outstanding, Agent shall deduct from the Lock Box Account the monthly Allocable Mezzanine Servicing Fee for which the Mezzanine Borrower is responsible pursuant to Section 2.11 of the Mezzanine Loan Agreement to be remitted to the Mezzanine Servicer prior to making any disbursements pursuant to Section 3.3(a)(viii) hereof. The Collateral shall secure, and the Borrowers shall pay to Agent and Lender within five (5) Business Days of the written demand therefor, from time to time, all reasonable costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted hereby, the custody, care, sale, transfer, administration, collection of or realization on the Collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Agent and/or Lender under this Agreement, the Loan Agreement, the Note, the Security Instruments, or the other Loan Documents. Standard and customary fees and charges associated with the Accounts shall be included on a monthly consolidated account analysis statement which Agent shall submit to the Borrowers for the Borrowers' payment. This statement shall set forth the fees and charges payable for such month, including, but not limited to reasonable fees and reasonable expenses incurred in connection with this Agreement and be accompanied by reasonably detailed supporting documentation. Agent shall be entitled to charge the Accounts for such reasonable fees and expenses as indicated by the analysis statement.

            SECTION 8.5 ENTIRE AGREEMENT. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

            SECTION 8.6 NO WAIVER. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

            SECTION 8.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

            SECTION 8.8 NOTICES. All notices, demands, requests, consents, approvals and other communications (any of the foregoing, a "NOTICE") required, permitted, or desired to be given hereunder to the Borrowers, Lender or Manager shall be in writing and delivered to such parties at the addresses and in the manner provided in Section 14.5 of the Loan Agreement. Notices to the Agent shall be addressed as follows:

Cash Management Agreement (FX1)

                                 Wachovia Bank, National Association
                                 8739 Research Drive
                                 URP4
                                 Charlotte, North Carolina  28288-1075
                                 Attention: David Tucker
                                 Facsimile No.: (704) 593-7737

            SECTION 8.9 CAPTIONS. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

            SECTION 8.10 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York without regard to conflicts of law principles of such State.

            SECTION 8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts.

            SECTION 8.12 EXCULPATION. The provisions of Article XII of the Loan Agreement are hereby incorporated by reference into this Agreement as to the liability of the Borrowers hereunder to the same extent and with the same force as if fully set forth herein, and shall apply equally to Manager to the same extent and with the same force as if fully set forth herein, provided, however, that notwithstanding the foregoing, there shall be personal liability to the Borrowers and Manager for the payment to Lender of all losses, damages, costs and expenses suffered or incurred by Lender and arising from the failure of the Borrowers and/or Manager to comply with the provisions of Section 2.2 of this Agreement.

            SECTION 8.13 LOAN AGREEMENT. If any inconsistency exists between the terms of this Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

Cash Management Agreement (FX1)

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                LENDER:

                                MERRILL LYNCH MORTGAGE LENDING, INC.

                                By: /s/ Robert Spinna
                                    --------------------------------
                                Name: Robert Spinna
                                Title: Vice President

                                AGENT:

                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                By: /s/ David C. Tucker
                                    --------------------------
                                Name: David C. Tucker
                                Title: Vice President

                                MANAGER:

                                LODGIAN MANAGEMENT CORP.

                                By: /s/ Daniel E. Ellis
                                    ------------------------------
                                Name: Daniel E. Ellis
                                Title:  Vice President and Secretary

                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Cash Management Agreement (FX1)

                                BORROWERS:

                                MPAC HOTELS I, L.L.C.
                                LODGIAN DENVER LLC
                                LODGIAN HOTELS FIXED I, LLC
                                MACON HOTEL ASSOCIATES, L.L.C.
                                SERVICO NORTHWOODS, INC.

                                By: /s/ Daniel E. Ellis
                                    -----------------------------
                                Name:  Daniel E. Ellis
                                Title: Vice President and Secretary, or
                                       Authorized Signatory for each of the
                                       entities listed above

Cash Management Agreement (FX1)

                                    EXHIBIT A

            Form of Credit Card Receivables Payment Direction Letter

                                     [Date]

___________________________
___________________________
___________________________

            Re:   _______________________ (the "COMPANY")

Gentlemen:

            ________________ (the "PROCESSOR") has entered into arrangements pursuant to which Processor acts as credit card processing service provider with respect to certain credit card and debit card sales by Company and makes payments to Company in respect of such sales as set forth in the [Merchant Services Bankcard Agreement], dated _____________ between Processor and Company (and together with any replacement agreement thereto, referred to herein as the "CARD PROCESSING AGREEMENT").

            Please be advised that Company has entered or is about to enter into financing arrangements with Merrill Lynch Mortgage Lending, Inc. (the "LENDER") pursuant to which Lender may from time to time make loans and advances and provide other financial accommodations to Company, secured by, among other things, all of Company's right, title and interest in and to all deposit and other bank accounts and proceeds of the foregoing, including all amounts at any time payable by Processor to Company pursuant to the Card Processing Agreement or otherwise.

            Notwithstanding anything to the contrary contained in the Card Processing Agreement or any prior instructions to Processor, unless and until Processor receives written instructions from Lender to the contrary, effective as of the day after the date of Processor's written acknowledgement below all amounts payable by Processor to Company pursuant to the Card Processing Agreement or otherwise shall be sent by federal funds wire transfer or electronic depository transfer to the following bank account of Lender:

                            ___________ (the "BANK")
                             ABA Number: ___________
 For the Account of: Lock Box Account for the benefit of Merrill Lynch Mortgage
                    Lending, Inc., its successors and assigns
                          Account Number: ____________
                      Attn: ____________, Fax: ____________

            In the event Processor at any time receives any other instructions from Lender with respect to the disposition of amounts payable by or through Processor to Company pursuant to

Cash Management Agreement (FX1)
the Card Processing Agreement or otherwise, Processor is hereby irrevocably authorized and directed to follow such instructions, without inquiry as to Lender's right or authority to give such instructions. Company and Lender acknowledge that (a) any instructions from Lender to Processor to change the account to which funds must be sent by a vice president or other officer of Lender to ____________; (b) such instructions shall only provide for funds to be sent to a single deposit account of Lender, in a manner with respect to the nature of the funds transfer and at times consistent with the payment practices of Processor as then in effect, unless otherwise agreed by Processor. The Company agrees to hold harmless Processor for any action taken by Processor in accordance with the terms of this letter and the Card Processing Agreement; and Lender shall complete such account change forms as Processor may require. The Company hereby acknowledges that the account set forth above is owned by Company but is under the control of Lender.

            Lender and Company hereby confirm and agree as follows: (i) the Card Processing Agreement is in full force and effect and (ii) this Payment Direction Letter does not prohibit or limit any rights Processor possesses under the Card Processing Agreement, including but not limited to Processor's right to debit, offset or charge back any amount owing to Processor under the Card Processing Agreement or any replacement or renewal thereof, against funds sent to or to be sent to the above referenced bank account.

            This Payment Direction Letter cannot be changed, modified, or terminated, except by written agreement signed by Lender, Company and Processor. Processor agrees to use reasonable efforts to ensure payment instructions are followed, but Lender and Company herein acknowledge that Processor shall incur no liability for changes or modifications wherein Processor has received instructions from Company or Lender to change deposit instructions. The terms of this Payment Direction Letter shall be governed by the laws of the State of New York.

         Please acknowledge your receipt of, and agreement to, the foregoing by signing in the space provided below.

                                    Very truly yours,
                                    ________________ (the "COMPANY")

                                    By:   ___________________________
                                          Name:
                                          Title:
                                    Date: ____________________________

Agreed to by Processor:

________________________________

By:_____________________________
Name:
Title:

                                       A-2

Cash Management Agreement (FX1)